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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated May 10, 1994, on our audits of the financial statements of Roch S.A. We also consent to the reference to our firm under the caption "Experts".

                                          Kurt Schlotthauer

Paris, France
May 25, 1994